Exhibit 99.1

Alto Ingredients, Inc. Reports Third Quarter 2026 Results

Q3 2026 Net Income of $12.7 Million, or $0.16 per Share

Q3 2026 Adjusted EBITDA of $21.0 Million

Pekin, Ill., November 4, 2026 – Alto Ingredients, Inc. (NASDAQ: ALTO), a leading producer and distributor of renewable fuels, essential ingredients and specialty alcohols, reported its financial results for the quarter ended September 30, 2026.

“We delivered positive gross profit, income from operations, net income and adjusted EBITDA for the third quarter demonstrating the earnings power of our core operations with 45Z tax credit earnings adding to an already solid foundation,” said President and Chief Executive Officer Bryon McGregor. “On the strength of these positive results, we paid down $6.5 million on our line of credit, bringing the total debt reduction on a year-to-date basis to $26.5 million. We also continued to execute on our high return capital projects to expand production capacity, improve process efficiencies and optimize CO2.”

Added Mr. McGregor, “During the quarter we took a number of actions to increase our 45Z tax credit earnings this year and into 2027. Through our efforts to lower our carbon scores at our Columbia facility and Pekin dry mill, we now expect to generate a minimum of $20 million, net of monetization costs, in 2026. We also signed our first multi-year agreement with a local farmer cooperative to supply a meaningful portion of our Pekin campus low carbon intensity corn needs and share the resulting 45Z benefit with its members, and we are currently working on additional agreements. Finally, as a result of the debottlenecking project at our Pekin dry mill, we are on track to exit the year with higher production capacity, which positions us to qualify more gallons and drive additional gross margin.”

“Looking ahead, industry tailwinds are supporting healthy ethanol demand and positive crush margins, notably the improved outlook for year-round adoption of E15 in California. With our disciplined operating model working as intended and diversified product portfolio unlocking premium values, we are positioned to take advantage of favorable industry fundamentals today and are executing plans for Alto to grow, drive profitability and build shareholder value.”

Financial Results for the Three Months Ended September 30, 2026 Compared to 2025

●	Net sales were $257.9 million, compared to $241.0 million.

●	Cost of goods sold was $243.1 million, compared to $217.5 million.

●	Gross profit was $14.8 million, compared to $23.5 million.

●	Selling, general and administrative expenses were $7.8 million, compared to $6.5 million.

●	Interest expense was $1.5 million, compared to $2.8 million.

●	Net income attributable to common stockholders was $12.7 million, or $0.16 per diluted share, compared to $13.9 million, or $0.19 per share.

●	Adjusted EBITDA was $21.0 million, compared to $21.4 million.

Cash and cash equivalents at September 30, 2026 were $23.6 million, compared to $23.4 million at December 31, 2025. The company’s borrowing availability at September 30, 2026 was $108 million.

Third Quarter 2026 Results Conference Call

Management will host a conference call at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time on Wednesday, November 4, 2026, and will deliver prepared remarks via webcast followed by a question-and-answer session.

To receive a number and unique PIN by email, register here. To dial directly up to 20 minutes prior to the scheduled call time, please dial (833) 630-0017 domestically and (412) 317-1806 internationally. Alternatively, the webcast for the conference call can be accessed from Alto Ingredients’ website at www.altoingredients.com and will be available for one year.

Use of Non-GAAP Measures

Management believes that certain financial measures not in accordance with generally accepted accounting principles ("GAAP") are useful measures of operations. The company defines Adjusted EBITDA as unaudited consolidated net income (loss) before interest expense, interest income, provision (benefit) for income taxes, asset impairments, unrealized derivative gains and losses, acquisition-related income or expense, excess insurance proceeds and depreciation and amortization expense. A table is provided at the end of this release that provides a reconciliation of Adjusted EBITDA to its most directly comparable GAAP measure, net income (loss). Management provides this non-GAAP measure so that investors will have the same financial information that management uses, which may assist investors in properly assessing the company's performance on a period-over-period basis. Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as an alternative to net income (loss) or any other measure of performance under GAAP, or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA has limitations as an analytical tool, and you should not consider this measure in isolation or as a substitute for analysis of the company's results as reported under GAAP.

About Alto Ingredients, Inc.

Alto Ingredients, Inc. (NASDAQ: ALTO) is a leading producer and distributor of renewable fuels, essential ingredients and specialty alcohols. Leveraging the unique qualities of its facilities, the company serves customers in a wide range of consumer and commercial products in the Health, Home & Beauty; Food & Beverage; Industry & Agriculture; Essential Ingredients; and Renewable Fuels markets. For more information, please visit www.altoingredients.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements and information contained in this communication that refer to or include Alto Ingredients’ estimated or anticipated future results or other non-historical expressions of fact are forward-looking statements that reflect Alto Ingredients’ current perspective of existing trends and information as of the date of the communication. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements concerning Alto Ingredients’ expectations around generating Section 45Z tax credit earnings in 2026 and 2027, including the anticipated minimum amount of 2026 credits net of monetization costs, lowering the carbon scores at its Columbia facility and Pekin dry mill, and the benefits of its agreement with a local farmer cooperative and its ability to enter into additional agreements; the expected results of the debottlenecking project at its Pekin dry mill and its other capital projects to expand production capacity, improve process efficiencies and optimize CO2, including exiting the year with higher production capacity and qualifying additional gallons; industry tailwinds, ethanol demand, crush margins and the outlook for year-round adoption of E15, including in California; profitability and opportunities to grow earnings, including through additional gross margin, and build shareholder value; and Alto Ingredients’ other plans, objectives, expectations and intentions. It is important to note that Alto Ingredients’ plans, objectives, expectations and intentions are not predictions of actual performance. Actual results may differ materially from Alto Ingredients’ current expectations depending upon a number of factors affecting Alto Ingredients’ business and plans. These factors include, among others, adverse economic and market conditions, including for renewable fuels, specialty alcohols and essential ingredients, export conditions and international demand, and the anticipated size of the markets and continued demand for Alto Ingredients’ products; fluctuations in the price of and demand for oil and gasoline, and the pace and extent of E15 adoption, including in California; raw material costs, including production input costs, such as corn and natural gas, and adverse impacts of inflation and supply chain constraints, including from tariffs; the impact of competitive products and pricing and the risks and uncertainties normally incident to the alcohol production, marketing and distribution industries; Alto Ingredients’ ability to timely and within budget execute on its optimization and capital projects and to realize the anticipated production capacity increases and other benefits of those projects; Alto Ingredients’ ability to successfully pursue and secure opportunities, and realize the expected results, under existing and new legislation, such as the Section 45Z regulations, including its ability to apply for and receive anticipated credit amounts, achieve anticipated carbon intensity scores and monetize tax credits at the anticipated cost; the ability of Alto Ingredients’ farmer partners to supply low carbon intensity corn as anticipated, and Alto Ingredients’ ability to enter into additional such agreements; regulatory developments and changes in laws, regulations, governmental policies and generally accepted accounting principles, and successful compliance with governmental regulations applicable to Alto Ingredients’ facilities, products and/or businesses; the inherent uncertainty associated with financial and other projections; the loss of key senior management or staff; and other events, factors and risks previously and from time to time disclosed in Alto Ingredients’ filings with the Securities and Exchange Commission, including, specifically, those factors set forth in the “Risk Factors” section contained in Alto Ingredients’ Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 7, 2026. Alto Ingredients undertakes no obligation to update or revise any forward-looking statement, whether because of new information, future events or otherwise, except as required by law.

Company IR and Media Contact:

Michael Kramer, Alto Ingredients, Inc., 916-403-2755

Investorrelations@altoingredients.com

IR Agency Contact:

Jody Burfening, Alliance Advisors Investor Relations, 212-838-3777, Investorrelations@altoingredients.com

ALTO INGREDIENTS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

Net sales	$257,885	$240,986	$728,263	$685,962
Cost of goods sold	243,084	217,492	687,607	666,212
Gross profit	14,801	23,494	40,656	19,750
Selling, general and administrative expenses	(7,786)	(6,514)	(22,502)	(19,875)
Income (loss) from operations	7,015	16,980	18,154	(125)
Transferable tax credits generated, net	7,565	—	16,577	—
Interest expense, net	(1,520)	(2,800)	(5,678)	(8,340)
Other income (expense), net	(38)	28	(59)	(3)
Income (loss) before provision for income taxes	13,022	14,208	28,994	(8,468)
Provision for income taxes	—	—	—	—
Net income (loss)	$13,022	$14,208	$28,994	$(8,468)
Preferred stock dividends	$(319)	$(319)	$(946)	$(946)
Net income (loss) attributable to common stockholders	$12,703	$13,889	$28,048	$(9,414)
Net income (loss) per share, basic	$0.17	$0.19	$0.37	$(0.13)
Net income (loss) per share, diluted	$0.16	$0.19	$0.36	$(0.13)
Weighted-average shares outstanding, basic	75,756	74,777	75,381	74,415
Weighted-average shares outstanding, diluted	77,596	74,777	76,859	74,415

ALTO INGREDIENTS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value)

	September 30, 2026	December 31, 2025
ASSETS
Current Assets:
Cash and cash equivalents	$23,595	$23,415
Restricted cash	2,055	2,258
Accounts receivable, net	64,325	55,069
Inventories	54,309	61,676
Transferable tax credits, net	15,829	7,500
Derivative instruments	5,332	525
Other current assets	4,261	5,474
Total current assets	169,706	155,917
Property and equipment, net	195,568	198,501
Other Assets:
Right of use operating lease assets, net	20,209	16,931
Intangible assets, net	6,887	7,574
Other assets	10,080	9,863
Total other assets	37,176	34,368
Total Assets	$402,450	$388,786

ALTO INGREDIENTS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)
(unaudited, in thousands, except par value)

	September 30, 2026	December 31, 2025
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$19,751	$14,509
Accrued liabilities	18,048	16,691
Current portion – long-term debt	—	16,600
Current portion – operating leases	5,536	4,958
Derivative instruments	1,242	1,067
Other current liabilities	5,519	5,246
Total current liabilities	50,096	59,071

Long-term debt, net	54,468	63,027
Operating leases, net of current portion	15,606	13,012
Other liabilities	8,826	8,435
Total Liabilities	128,996	143,545

Stockholders’ Equity:
Preferred stock, $0.001 par value; 10,000 shares authorized; Series A: no shares issued and outstanding as of September 30, 2026 and December 31, 2025 Series B: 927 shares issued and outstanding as of September 30, 2026 and December 31, 2025	1	1
Common stock, $0.001 par value; 300,000 shares authorized; 77,571 and 77,307 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	78	77
Non-voting common stock, $0.001 par value; 3,553 shares authorized; 1 share issued and outstanding as of September 30, 2026 and December 31, 2025	—	—
Additional paid-in capital	1,051,959	1,051,795
Accumulated other comprehensive income	5,461	5,461
Accumulated deficit	(784,045)	(812,093)
Total Stockholders’ Equity	273,454	245,241
Total Liabilities and Stockholders’ Equity	$402,450	$388,786

Reconciliation of Net Income (Loss) to Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands) (unaudited)	2026	2025	2026	2025
Net income (loss)	$13,022	$14,208	$28,994	$(8,468)
Adjustments:
Interest expense, net	1,520	2,800	5,678	8,340
Interest income	(83)	(56)	(249)	(206)
Unrealized derivative gains	(194)	(1,841)	(4,632)	(1,357)
Acquisition-related income	—	—	—	(460)
Depreciation and amortization expense	6,688	6,257	19,507	18,888
Total adjustments	7,931	7,160	20,304	25,205
Adjusted EBITDA	$20,953	$21,368	$49,298	$16,737

Sales and Operating Metrics (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Alcohol Sales (gallons in millions)
Pekin Campus renewable fuel gallons sold	32.0	31.6	94.8	93.1
Western production renewable fuel gallons sold	9.1	8.1	26.7	24.7
Third party renewable fuel gallons sold	26.4	27.1	73.9	81.2
Total renewable fuel gallons sold	67.5	66.8	195.4	199.0
Specialty alcohol gallons sold	21.5	22.4	68.0	66.6
Total gallons sold	89.0	89.2	263.4	265.6

Sales Price per Gallon
Pekin Campus	$2.16	$2.05	$2.08	$1.97
Western production	$2.28	$2.14	$2.18	$2.03
Marketing and distribution	$2.35	$2.17	$2.22	$2.04
Average sales price per gallon	$2.23	$2.09	$2.13	$1.99

Alcohol Production (gallons in millions)
Pekin Campus	53.7	55.5	156.7	160.8
Western production	9.4	8.2	26.3	24.8
Total production gallons	63.1	63.7	183.0	185.6

Corn Cost per Bushel
Pekin Campus	$4.62	$4.44	$4.55	$4.64
Western production	$5.85	$5.36	$5.66	$5.67
Average cost per bushel	$4.79	$4.55	$4.70	$4.77

Sales and Operating Metrics (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Average Market Metrics
PLATTS ethanol price per gallon	$2.01	$1.84	$1.89	$1.76
CME Corn cost per bushel	$4.78	$4.01	$4.53	$4.41
Board corn crush per gallon (1)	$0.30	$0.41	$0.27	$0.19

Essential Ingredients Sold (in thousand tons)
Pekin Campus:
Distillers grains	86.8	91.3	235.4	252.2
CO2	55.6	55.6	144.1	146.0
Corn wet feed	30.0	22.9	86.2	86.1
Corn dry feed	25.0	27.1	70.7	72.3
Corn oil and germ	19.2	19.5	56.4	58.0
Syrup and other	10.2	9.7	31.3	29.7
Corn meal	10.1	9.8	27.8	27.5
Yeast	5.9	6.3	17.9	18.5
Total Pekin Campus essential ingredients sold	242.8	242.2	669.8	690.3

Western production:
Distillers grains	65.4	59.2	192.5	179.2
CO2	15.4	16.1	42.7	43.0
Corn oil	0.9	0.9	2.6	3.2
Syrup and other	0.6	0.7	2.0	2.7
Total Western production essential ingredients sold	82.3	76.9	239.8	228.1

Total Essential Ingredients Sold	325.1	319.1	909.6	918.4

Essential ingredients return % (2)
Pekin Campus return	54.5%	52.4%	53.4%	48.1%
Western production return	48.7%	53.5%	50.0%	51.1%
Consolidated total return	53.5%	52.5%	52.8%	48.6%

(1)	Assumes corn conversion of 2.80 gallons of alcohol per bushel of corn.

(2)	Essential ingredients revenues as a percentage of total corn costs consumed.

Segment Financials (unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net Sales

Pekin Campus production:
Alcohol sales	$114,482	$109,276	$336,802	$310,666
Essential ingredient sales	49,750	45,307	138,814	129,490
Intersegment sales	275	283	767	764
Total Pekin Campus sales	164,507	154,866	476,383	440,920

Marketing and distribution:
Alcohol sales	$62,048	$58,669	$164,046	$165,910
Intersegment sales	2,619	2,497	7,581	7,338
Total marketing and distribution sales	64,667	61,166	171,627	173,248

Western production:
Alcohol sales	$20,759	$17,419	$58,238	$50,218
Essential ingredient sales	9,056	8,017	25,179	24,076
Intersegment sales	494	513	1,341	1,281
Total Western production sales	30,309	25,949	84,758	75,575

Corporate and other	1,790	2,298	5,184	5,602
Intersegment eliminations	(3,388)	(3,293)	(9,689)	(9,383)
Net sales as reported	$257,885	$240,986	$728,263	$685,962

Cost of goods sold:
Pekin Campus production	$154,978	$135,942	$447,898	$431,669
Marketing and distribution	60,718	56,738	160,159	160,904
Western production	27,696	24,447	80,402	72,719
Corporate and other	1,404	2,063	3,450	5,449
Intersegment eliminations	(1,712)	(1,698)	(4,302)	(4,529)
Cost of goods sold as reported	$243,084	$217,492	$687,607	$666,212

Gross profit:
Pekin Campus production	$9,529	$18,924	$28,485	$9,251
Marketing and distribution	3,949	4,428	11,468	12,344
Western production	2,613	1,502	4,356	2,856
Corporate and other	386	235	1,734	153
Intersegment eliminations	(1,676)	(1,595)	(5,387)	(4,854)
Gross profit as reported	$14,801	$23,494	$40,656	$19,750

####